                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                SIX-MONTH DIVIDEND HISTORY       6
                          ASSET ALLOCATION       6
                       COUPON DISTRIBUTION       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    2.56%      2.25%      2.26%
-------------------------------------------------------------------------
Six-month total return(2)                 0.26%      0.26%      1.51%
-------------------------------------------------------------------------
One-year total return(2)                  1.75%      1.38%      2.65%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.18%      3.88%      3.91%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.99%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.34%      3.72%(3)    3.57%
-------------------------------------------------------------------------
Commencement date                      06/16/86   11/05/91   05/10/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.44%      4.79%      5.15%
-------------------------------------------------------------------------
SEC Yield(5)                              6.67%      6.04%      6.46%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 6.43%, 5.80%, and 6.21% for Classes A, B, and C, respectively.

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                            0.0545
2/00                                                                            0.0545
3/00                                                                            0.0545
4/00                                                                            0.0545
5/00                                                                            0.0545
6/00                                                                            0.0545

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
CMOS                                                                        38.9                               38.8
Treasury Notes                                                              32.3                               16.3
Asset-Backed Securities                                                     13.5                               22.6
FNMA                                                                         5.3                                6.2
GNMA                                                                         4.1                                8.7
ARMs                                                                         3.9                                4.5
FHLMC                                                                        2.0                                2.9

COUPON DISTRIBUTION

(as a percentage of long-term investments--June 30, 2000)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
6-6.9                                                                            46.6
7-7.9                                                                            29.7
8-8.9                                                                             1.7
9-9.9                                                                             2.8
10 or more                                                                       19.2

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY TED V. MUNDY, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market for U.S. government
securities was driven by concerns over the reaction of the Federal Reserve Board to consistently above-trend economic growth in the United States. In February, new-car sales hit an all-time record, and strong consumer demand helped push overall economic growth to a robust 5.1 percent annualized rate during the first quarter.

    But while inflation remained tame, Fed policymakers worried that it was only a matter of time before prices began rising more quickly. The inflationary outlook was complicated by a sharp upward spike in energy costs. Oil prices, for example, climbed from $24 a barrel in January to $32 a barrel in June. In a continuation of its preemptive moves against inflation, the Fed increased short-term interest rates by a total of one percentage point during the period. In May, however, signs began to appear that the Fed's series of rate hikes was finally having its intended effect.

    For the six-month period ended June 30, 2000, the fund generated a total return of 2.56 percent (Class A shares at net asset value; if the maximum sales charge of 2.25 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Mutual Fund One- to Two-Year Government Index posted a total return of 2.97 percent for the same period. This broad-based index reflects the general performance of U.S. government securities. Please keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    Additionally, the fund's Class A shares provided shareholders with a competitive distribution rate of 5.44 percent, based upon the maximum offering price as of June 30, 2000, and a monthly dividend of $0.0545 per share.

Q   WHAT HAPPENED TO GOVERNMENT
    SECURITIES DURING THIS TIME?

A   As the period began, two-year
Treasuries were yielding slightly less than five-year Treasuries. By the end of the period, two-year Treasuries were yielding slightly more than five-year Treasuries. This unusual inversion of the yield curve developed for three reasons. First, investors thought that the Fed would eventually get inflationary pressures under control, and thus felt comfortable buying longer-term bonds. Second, higher short-term bond yields reflected concerns that the Fed would need to hike the key federal funds rate further to slow the red-hot U.S. economy. And finally, the government's program of reducing the national debt through the repurchase of Treasury securities involves the buying back of longer-term debt securities. Investors' fears of a shortage of long-term Treasury bonds caused demand for existing supply to increase. These factors helped push the yield on two-year Treasury notes from 6.39 percent in January to as high as 6.92 percent in May. After evidence emerged that the U.S. economy might be cooling, the yield on two-year Treasury notes fell sharply to 6.29 percent by the end of the period.

Q   WHAT WERE YOUR STRATEGIES FOR
    MANAGING THE PORTFOLIO DURING THIS PERIOD?

A   Entering the period, we believed
that the Fed would continue raising interest rates until it was evident that a growth slowdown was underway. Accordingly, we positioned the portfolio to minimize the impact of rising rates. Specifically, we increased the fund's long-term investments in floating-rate securities, whose yields are reset monthly. We also reduced the fund's exposure to two-year Treasury notes, whose value might be negatively impacted by Fed policy. Finally, we increased our holdings of five-year Treasuries, which would be less affected by upward pressure on the extreme short end of the yield curve.

    Late in the period, we detected signs that the combination of Fed rate hikes and the slide in stock prices was beginning to take its toll on economic growth. As a result, we lowered our exposure to floating-rate securities and shifted some funds out of five-year Treasury notes and into two-year Treasury notes in anticipation of the yield curve reverting to its normal configuration.

Q   HOW DID THE FUND'S STRATEGIES
    CONTRIBUTE TO PERFORMANCE?

A   These strategies contributed
positively to performance relative to the fund's peers. In particular, our decision to hold a significant percentage of the fund's assets in floating-rate securities during the early months of the period was rewarded as interest rates rose. Also, the fund benefited from holding a significant percentage of its fixed-rate assets in five-year Treasury notes during the early months of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   Although growth in the United
States remains robust, there are indications that the pace of economic activity is moderating. In recent weeks, manufacturing, housing, and consumer spending each have fallen from highs reached this spring. Because the Fed is unlikely to raise interest rates during the presidential election campaign, we believe that an end to the current round of interest-rate hikes is close at hand.

    With growth slowing and the Fed moving to the sidelines, we expect the yield curve to return to a more normal or positive configuration, in which long-term interest rates are higher than those on the short end of the curve. The fund's move away from five-year Treasuries and toward two-year Treasuries late in the period was designed to benefit from such a change. We are also optimistic about the outlook for mortgage-backed securities, which represented approximately 60 percent of the portfolio at the end of the period. Yield spreads between mortgages and Treasuries remain high, and we expect those spreads to narrow over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON         MATURITY            VALUE
          ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES  4.4%
$   42    Federal Home Loan Mortgage Corp.
          Pools (a)......................... 9.925%         02/01/18         $    41,935
   533    Federal National Mortgage
          Association Pools (a)............. 7.057          03/01/19             541,834
 1,216    Federal National Mortgage
          Association Pools (a)............. 7.561          09/01/19           1,239,117
                                                                             -----------
          TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES................     1,822,886
                                                                             -----------
          ASSET BACKED SECURITIES  15.1%
 2,500    First USA Credit Card Master Trust
          (Variable Rate Coupon) (a)........ 6.757          10/19/06           2,505,375
 2,500    MBNA Master Credit Card Trust
          II (a)............................ 6.801          02/15/06           2,501,825
 1,314    PacificAmerica Home Equity Loan
          (Variable Rate Coupon) (a)........ 6.911          12/25/27           1,308,996
                                                                             -----------
          TOTAL ASSET BACKED SECURITIES...................................     6,316,196
                                                                             -----------
          COLLATERALIZED MORTGAGE OBLIGATIONS  43.6%
 4,993    Federal Home Loan Mortgage Corp.
          (PAC) (a)......................... 6.250          07/15/18           4,962,509
   283    Federal Home Loan Mortgage Corp.
          (PAC--Variable Rate Coupon) (a)... 7.187          04/15/20             283,332
 3,500    Federal National Mortgage
          Association....................... 6.625          04/15/02           3,484,040
 4,077    Federal National Mortgage
          Association (REMIC) (a)........... 7.000          03/25/04           4,059,766
 2,077    Federal National Mortgage
          Association (REMIC, PAC) (a)...... 7.000          01/25/03           2,065,113
 3,377    Government National Mortgage
          Association (REMIC--Variable Rate
          Coupon) (a)....................... 7.050          09/16/19           3,368,841
                                                                             -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................    18,223,601
                                                                             -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                        COUPON         MATURITY            VALUE
          MORTGAGE-BACKED SECURITIES  12.7%
$  712    Federal Home Loan Mortgage Corp.
          30 Year Pools..................... 9.250%         12/01/15         $   731,620
   192    Federal Home Loan Mortgage Corp.
          15 Year Pools..................... 9.500          12/01/01             199,200
 1,096    Federal National Mortgage
          Association 30 Year Pools
          (15 Year Dwarf)................... 6.500    11/01/09 to 01/01/13     1,058,485
   740    Federal National Mortgage
          Association 30 Year Pools......... 8.500    05/01/21 to 04/01/25       757,462
   195    Federal National Mortgage
          Association 30 Year Pools......... 9.500    07/01/11 to 09/01/20       201,613
   420    Federal National Mortgage
          Association 30 Year Pools......... 10.000         05/01/21             443,313
 1,335    Government National Mortgage
          Association 30 Year Pools......... 7.500    06/15/28 to 08/15/28     1,325,542
    49    Government National Mortgage
          Association 30 Year Pools......... 8.500    06/15/16 to 01/15/17        50,021
   112    Government National Mortgage
          Association 30 Year Pools......... 9.500    03/15/16 to 01/15/19       116,681
   214    Government National Mortgage
          Association 30 Year Pools......... 10.000   03/15/16 to 04/15/19       225,954
    90    Government National Mortgage
          Association 30 Year Pools......... 10.500   05/15/13 to 02/15/18        97,187
   112    Government National Mortgage
          Association 30 Year Pools......... 11.000         11/15/18             121,630
                                                                             -----------
          TOTAL MORTGAGE-BACKED SECURITIES................................     5,328,708
                                                                             -----------
          U.S. TREASURY OBLIGATIONS  21.9%
 1,000    United States Treasury Notes
          (a)............................... 7.875          08/15/01           1,015,250
 4,300    United States Treasury Bonds...... 11.625         11/15/02           4,782,073
 3,000    United States Treasury Bonds...... 14.250         02/15/02           3,354,090
                                                                             -----------
          TOTAL U.S. TREASURY OBLIGATIONS.................................     9,151,413
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                                     VALUE
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $41,014,523)......................................................   $40,842,804
REPURCHASE AGREEMENT  1.9%
State Street Bank ($790,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/00, to be sold on
07/03/00 at $790,425)
  (Cost $790,000).........................................................       790,000
                                                                             -----------

TOTAL INVESTMENTS  99.6%
  (Cost $41,804,523)......................................................    41,632,804

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%...............................       167,822
                                                                             -----------

NET ASSETS  100.0%........................................................   $41,800,626
                                                                             ===========

(a) Assets segregated as collateral for open futures and forward transactions.

PAC--Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $41,804,523)........................  $ 41,632,804
Forward Commitments.........................................     6,016,740
Cash........................................................           210
Receivables:
  Interest..................................................       564,164
  Fund Shares Sold..........................................        65,058
  Variation Margin on Futures...............................         1,094
Other.......................................................       165,949
                                                              ------------
    Total Assets............................................    48,446,019
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,129,631
  Fund Shares Repurchased...................................       147,041
  Income Distributions......................................        73,643
  Distributor and Affiliates................................        58,808
  Investment Advisory Fee...................................         6,672
Trustees' Deferred Compensation and Retirement Plans........       178,219
Accrued Expenses............................................        51,379
                                                              ------------
    Total Liabilities.......................................     6,645,393
                                                              ------------
NET ASSETS..................................................  $ 41,800,626
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 52,434,310
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (33,101)
Net Unrealized Depreciation.................................      (142,637)
Accumulated Net Realized Loss...............................   (10,457,946)
                                                              ------------
NET ASSETS..................................................  $ 41,800,626
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $32,541,263 and 2,768,871 shares of
    beneficial interest issued and outstanding).............  $      11.75
    Maximum sales charge (2.25% of offering price)..........           .27
                                                              ------------
    Maximum offering price to public........................  $      12.02
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,565,558 and 556,526 shares of
    beneficial interest issued and outstanding).............  $      11.80
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,693,805 and 228,932 shares of
    beneficial interest issued and outstanding).............  $      11.77
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,552,247
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $37,823, $41,476 and $15,461,
  respectively).............................................       94,760
Investment Advisory Fee.....................................       88,250
Registration and Filing Fees................................       44,137
Trustees' Fees and Related Expenses.........................       34,967
Shareholder Services........................................       34,770
Accounting..................................................       21,039
Shareholder Reports.........................................       18,986
Custody.....................................................        8,803
Legal.......................................................        1,660
Other.......................................................       13,487
                                                              -----------
    Total Expenses..........................................      360,859
    Investment Advisory Fee Reduction.......................       43,995
    Less Credits Earned on Cash Balances....................          176
                                                              -----------
    Net Expenses............................................      316,688
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,235,559
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (353,006)
  Forward Commitments.......................................      (18,047)
  Futures...................................................      (57,569)
                                                              -----------
Net Realized Loss...........................................     (428,622)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (396,018)
                                                              -----------
  End of the Period:
    Investments.............................................     (171,719)
    Forward Commitments.....................................        5,490
    Futures.................................................       23,592
                                                              -----------
                                                                 (142,637)
                                                              -----------
Net Unrealized Appreciation During the Period...............      253,381
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (175,241)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,060,318
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                       SIX MONTHS
                                                          ENDED           YEAR ENDED
                                                      JUNE 30, 2000    DECEMBER 31, 1999
                                                      ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................ $  1,235,559       $  2,639,596
Net Realized Loss....................................     (428,622)          (796,086)
Net Unrealized Appreciation/Depreciation During
  the Period.........................................      253,381           (807,110)
                                                      ------------       ------------
Change in Net Assets from Operations.................    1,060,318          1,036,400
                                                      ------------       ------------
Distributions from Net Investment Income.............   (1,167,264)        (2,593,346)
Distributions in Excess of Net Investment Income.....      (33,101)           (29,021)
                                                      ------------       ------------
Distributions from and in Excess of Net
  Investment Income*.................................   (1,200,365)        (2,622,367)
                                                      ------------       ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............................     (140,047)        (1,585,967)
                                                      ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................   14,988,660         54,166,511
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      782,684          1,636,980
Cost of Shares Repurchased...........................  (25,240,259)       (53,774,412)
                                                      ------------       ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS...............................   (9,468,915)         2,029,079
                                                      ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................   (9,608,962)           443,112
NET ASSETS:
Beginning of the Period..............................   51,409,588         50,966,476
                                                      ------------       ------------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $33,101 and $68,295 respectively).................. $ 41,800,626       $ 51,409,588
                                                      ============       ============

* Distribution by Class
-----------------------------------------------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..................................... $   (904,920)      $ (1,954,418)
  Class B Shares.....................................     (207,339)          (506,678)
  Class C Shares.....................................      (88,106)          (161,271)
                                                      ------------       ------------
                                                      $ (1,200,365)      $ (2,622,367)
                                                      ============       ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED              YEAR ENDED DECEMBER 31,
          CLASS A SHARES            JUNE 30,    ----------------------------------------
                                    2000(A)     1999(A)    1998(A)     1997       1996
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $11.782     $12.160    $12.191    $12.151    $ 12.41
                                    -------     -------    -------    -------    -------
  Net Investment Income............    .337        .645       .685       .685       .627
  Net Realized and Unrealized Gain/
    Loss...........................   (.039)      (.381)     (.043)      .015      (.226)
                                    -------     -------    -------    -------    -------
Total from Investment Operations...    .298        .264       .642       .700       .401
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .327        .642       .673       .660       .660
                                    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD........................... $11.753     $11.782    $12.160    $12.191    $12.151
                                    =======     =======    =======    =======    =======

Total Return* (b)..................   2.56%**     2.22%      5.40%      5.92%      3.34%
Net Assets at End of the Period (In
  millions)........................ $  32.5     $  37.0    $  35.2    $  39.4    $  40.2
Ratio of Expenses to Average Net
  Assets* (c)......................   1.25%       1.42%      1.42%      1.32%      1.45%
Ratio of Net Investment Income to
  Average Net Assets*..............   5.74%       5.40%      5.61%      5.68%      5.23%
Portfolio Turnover.................    111%**      153%       249%       175%       260%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (c).......................   1.45%       1.47%        N/A        N/A      1.47%

Ratio of Net Investment Income to
  Average Net Assets...............   5.54%       5.35%        N/A        N/A      5.21%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED              YEAR ENDED DECEMBER 31,
          CLASS B SHARES            JUNE 30,    ----------------------------------------
                                    2000(A)     1999(A)    1998(A)    1997(A)    1996(A)
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $11.824     $12.197    $12.220    $12.174    $ 12.43
                                    -------     -------    -------    -------    -------
  Net Investment Income............    .288        .557       .590       .598       .550
  Net Realized and Unrealized Gain/
    Loss...........................   (.032)      (.381)     (.036)      .012      (.242)
                                    -------     -------    -------    -------    -------
Total from Investment Operations...    .256        .176       .554       .610       .308
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .283        .549       .577       .564       .564
                                    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD........................... $11.797     $11.824    $12.197    $12.220    $12.174
                                    =======     =======    =======    =======    =======

Total Return* (b)..................   2.25%**     1.42%      4.65%      5.08%      2.69%
Net Assets at End of the Period (In
  millions)........................ $   6.6     $   9.9    $  12.4    $  16.2    $  22.5
Ratio of Expenses to Average Net
  Assets* (c)......................   1.98%       2.18%      2.19%      2.11%      2.19%
Ratio of Net Investment Income to
  Average Net Assets*..............   5.02%       4.64%      4.82%      4.92%      4.50%
Portfolio Turnover.................    111%**      153%       249%       175%       260%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (c).......................   2.18%       2.23%        N/A        N/A      2.22%

Ratio of Net Investment Income to
  Average Net Assets...............   4.82%       4.59%        N/A        N/A      4.47%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 2%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED              YEAR ENDED DECEMBER 31,
           CLASS C SHARE            JUNE 30,    ----------------------------------------
                                    2000(A)     1999(A)    1998(A)     1997       1996
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $11.813     $12.182    $12.206    $12.162    $ 12.42
                                    -------     -------    -------    -------    -------
  Net Investment Income............    .295        .556       .582       .597       .554
  Net Realized and Unrealized
    Gain/Loss......................   (.038)      (.372)     (.029)      .011      (.248)
                                    -------     -------    -------    -------    -------
Total from Investment Operations...    .257        .184       .553       .608       .306
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .303        .553       .577       .564       .564
                                    -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD........................... $11.767     $11.813    $12.182    $12.206    $12.162
                                    =======     =======    =======    =======    =======

Total Return* (b)..................   2.26%**     1.54%      4.57%      5.17%      2.62%
Net Assets at End of the Period (In
  millions)........................ $   2.7     $   4.6    $   3.3    $   4.2    $   4.7
Ratio of Expenses to Average Net
  Assets* (c)......................   1.66%       2.17%      2.19%      2.10%      2.20%
Ratio of Net Investment Income to
  Average Net Assets*..............   5.34%       4.65%      4.76%      4.92%      4.48%
Portfolio Turnover.................    111%**      153%       249%       175%       260%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (c).......................   1.86%       2.23%        N/A        N/A      2.22%

Ratio of Net Investment Income to
  Average Net Assets...............   5.14%       4.60%        N/A        N/A      4.45%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of .75%, charge on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by investing primarily in securities (including mortgage-related securities) issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,866,156 which will expire between December 31, 2000 and December 31, 2007. Of this amount, $3,525,503 will expire on December 31, 2000.

    At June 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $41,804,523, the aggregate gross unrealized appreciation is $192,229 and the aggregate gross unrealized depreciation is $363,948, resulting in net unrealized depreciation on long- and short-term investments of $171,719.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $176 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .400 of 1%
Next $500 million...........................................  .375 of 1%
Over $1 billion.............................................  .350 of 1%

    For the six months ended June 30, 2000, the Adviser voluntarily waived $43,995 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $4,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $32,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

    At June 30, 2000, capital aggregated $44,215,610, $5,797,777 and $2,420,923 for Classes A, B and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     840,472    $  9,848,866
  Class B.................................................     304,609       3,589,752
  Class C.................................................     131,984       1,550,042
                                                            ----------    ------------
Total Sales...............................................   1,277,065    $ 14,988,660
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      51,973    $    608,971
  Class B.................................................      10,034         118,067
  Class C.................................................       4,739          55,646
                                                            ----------    ------------
Total Dividend Reinvestment...............................      66,746    $    782,684
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,260,334)   $(14,785,632)
  Class B.................................................    (593,561)     (6,984,401)
  Class C.................................................    (295,031)     (3,470,226)
                                                            ----------    ------------
Total Repurchases.........................................  (2,148,926)   $(25,240,259)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    At December 31, 1999, capital aggregated $48,543,405, $9,074,359 and $4,285,461 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,643,907    $ 43,561,372
  Class B.................................................     603,782       7,229,806
  Class C.................................................     283,607       3,375,333
                                                            ----------    ------------
Total Sales...............................................   4,531,296    $ 54,166,511
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     105,709    $  1,260,568
  Class B.................................................      21,635         259,089
  Class C.................................................       9,815         117,323
                                                            ----------    ------------
Total Dividend Reinvestment...............................     137,159    $  1,636,980
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,509,243)   $(41,944,028)
  Class B.................................................    (809,781)     (9,708,538)
  Class C.................................................    (177,753)     (2,121,846)
                                                            ----------    ------------
Total Repurchases.........................................  (4,496,777)   $(53,774,412)
                                                            ==========    ============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000 and the year ended December 31, 2000, 212,282 and 254,197 Class B Shares converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000 and the year ended December 31, 2000, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHANGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   2.00%               .75%
Second.....................................................   1.50%               None
Third......................................................   1.00%               None
Fourth.....................................................   0.50%               None
Fifth and Thereafter.......................................    None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $3,600 and CDSC on redeemed shares of approximately $29,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $55,324,185 and $49,303,069, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      30
Futures Opened..............................................      98
Futures Closed..............................................    (118)
                                                                ----
Outstanding at June 30, 2000................................      10
                                                                ====

    The futures contracts outstanding as of June 30, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS
5 Year U.S. Treasury Note Futures September 2000 (Current
  notional value $97,219 per contract)......................     10           $23,592
                                                                 ==           =======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitment was outstanding as of June 30, 2000.

                                                                             UNREALIZED
PAR AMOUNT                                                     CURRENT      APPRECIATION/
(000)          DESCRIPTION                                      VALUE       DEPRECIATION
LONG CONTRACT
$6,000         United States Treasury March Forward,
               6.625%.....................................    $6,016,740       $5,490
                                                              ==========       ======

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to 0.65% of the average daily net assets attributable to such class of shares. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $48,600.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY
GOVERNMENT FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After November 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.